UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2007
LEVITT CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-31931	11-3675068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 940-4950
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-136569) filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2006, as amended by Amendment No. 1 filed with the SEC on April 13, 2007, with respect to the Registrant’s Subordinated Investment Notes.
     The Registrant is filing this Current Report on Form 8-K for the purpose of filing Exhibits 99.1 and 99.2 to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Form of Advertising Materials

99.2	Form of Marketing Materials

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVITT CORPORATION
Date: June 18, 2007	By:	/s/ Alan B. Levan
		Name:	Alan B. Levan
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Form of Advertising Materials
99.2	Form of Marketing Materials